UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2022

E.Merge Technology Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39416	85-1177400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

630 Ramona St.

Palo Alto, California 94301

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (619) 736-6855

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-third of one Redeemable Warrant	ETACU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	ETAC	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	ETACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

The disclosure set forth below in Item 5.02 of this Current Report on Form 8-K with respect to the director offer letters and the compensation agreements is incorporated by reference in this Item 1.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 26, 2022, the board of directors (the “Board”) of E.Merge Technology Acquisition Corp. (the “Company” ) approved an increase in the size of the Board from five (5) directors to seven (7) directors and elected Benjamin Reitzes and Morgan Hermand as members of the Board to fill the vacancies created by the increase. The Board determined that each of Benjamin Reitzes and Morgan Hermand is an “independent director” as defined in the Nasdaq listing standards and applicable rules of the Securities and Exchange Commission.

Benjamin Reitzes, 49, has served as the Chief Executive Officer of BAR Consulting Inc., a financial consulting firm, since March 2022, where he helps leading technology companies optimize growth strategies and position themselves for success, leveraging his operating experience and expertise in capital markets, mergers and acquisitions (“M&A”) and fundraising. From March 2021 to December 2021, he also served as Chief Growth Officer at HumanCo, a leading wellness platform, where he focused on M&A and new ventures. Before HumanCo, Mr. Reitzes spent nearly 6 years as an Investment Banker and Managing Director at Moelis & Company providing strategic advice to clients in the technology advisory business from June 2015 to February 2021. Prior to that, Mr. Reitzes was a top ranked technology Equity Research analyst and Managing Director at Lehman Brothers and Barclays from 2008 to 2015. Mr. Reitzes also served in a similar capacity as a Managing Director in Equity Research at UBS from 2000 to 2008 after its acquisition of PaineWebber, where he was Senior Vice President in Research from 1995-2000. Mr. Reitzes leverages 28 years of distinguished experience in senior M&A, research, and finance roles. Mr. Reitzes received his Bachelor of Science degree with a focus on Economics from Vanderbilt University.

Morgan Hermand, 40, founded Adore Me Inc. (“Adore Me”) in 2010, an e-commerce company, and served as its Chief Executive Officer since then. Prior to founding Adore Me, Mr. Hermand spent three years working at McKinsey & Company across Asia and Europe from 2005 to 2008. Mr. Hermand received his Master of Science in Mathematics and Computer Science from Mines ParisTech in 2005 and received his Master of Business Administration from Harvard Business School in 2010.

Other than as disclosed herein, there are no arrangements or understandings between Messrs. Reitzes and Hermand, and any other person pursuant to which Messrs. Reitzes and Hermand were selected as directors of the Company. There are no family relationships between Messrs. Reitzes and Hermand and any of the Company’s other directors or executive officers, or persons nominated or chosen by the Company to become an executive officer or director of the Company.

Other than as disclosed herein, there are no transactions between the Company and Messrs. Reitzes and Hermand that are subject to disclosure under Item 404(a) of Regulation S-K.

Pursuant to certain director offer letters (the “Director Offer Letters”) and compensation agreements (the “Compensation Agreements”) entered into among the Company, E.Merge Technology Sponsor LLC (the “Sponsor”) and each of Messrs. Reitzes and Hermand, dated May 1, 2022 and June 22, 2022, respectively, the Company agreed to grant each of Mr. Reitzes and Mr. Hermand 12,500 shares of the Company’s Class A common stock contingent upon the closing of the Company’s initial business combination (the “Equity Grant”) and shall use commercially reasonable efforts to file a registration statement covering the shares of Class A common stock included in the Equity Grant within fifteen (15) business days and cause it to be declared effective within 60 days following the filing deadline. If the Company fails to complete an initial business combination, it would make a one-time guaranteed cash payment of $125,000 to each of Messrs. Reitzes and Hermand immediately prior to the dissolution of the Company (the “Cash Payment”). The Cash Payment was guaranteed by the Sponsor. The foregoing description of the director offer letters and the compensation agreements, is not complete and is subject to and qualified in its entirety by reference to the director offer letters and the compensation agreements, copies of which are filed with this Current Report on Form 8-K, and the terms of which are incorporated by reference herein.

In connection with the appointments, Messrs. Reitzes and Hermand have agreed to become parties to certain letter agreement, dated July 30, 2020, by and among the Company, the Company’s directors and officers, and other certain securities holders (the “Letter Agreement”) and entered into joinders to the Letter Agreement and an indemnity agreement with the Company on June 26, 2022. Notwithstanding, Messrs. Reitzes and Hermand are not subject to certain covenants that restrict their ability to become officers of other special purposes acquisition companies, so that their independence as directors can be enhanced.

Item 8.01.	Other Events.

On June 29, 2022, the Company issued a press release announcing the appointment of Messrs. Reitzes and Hermand, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Director Offer Letter, dated June 27, 2022, by and between the Registrant and Benjamin Reitzes.

10.2	Director Offer Letter, dated June 27, 2022, by and between the Registrant and Morgan Hermand.

10.3	Compensation Agreement, dated May 1, 2022, by and between the Registrant and Benjamin Reitzes.

10.4	Compensation Agreement, dated June 22, 2022, by and between the Registrant and Morgan Hermand.

10.5	Joinder Insider Letter Agreement, dated June 26, 2022, by and between the Registrant and Benjamin Reitzes and Morgan Hermand

99.1	Press Release, dated June 29, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E.Merge Technology Acquisition Corp.

By:	/s/ Jeff Clarke
Name:	Jeff Clarke
Title:	Co-Chief Executive Officer and Chief Financial Officer

Dated: June 29, 2022